1997 STOCK OPTION PLAN LOAN PROGRAM
                                       FOR
                   HALLWOOD CONSOLIDATED RESOURCES CORPORATION


     Section 1. Purpose. This 1997 Stock Option Plan Loan Program for Hallwood Consolidated Resources Corporation (this "Loan Program") has been established in connection with the adoption of the 1997 Stock Option Plan for Hallwood Consolidated Resources Corporation (the "Option Plan"). This Loan Program provides for the making of loans by Hallwood Consolidated Resources Corporation (the "Corporation"), upon the terms and conditions hereinafter set forth, to the recipients of options to purchase shares of the common stock of the Corporation granted pursuant to the Option Plan. The purpose of this Loan Program is to provide such Optionees with funds to pay the exercise price of such options and any additional amounts to be paid to the Corporation in order to comply with applicable federal or state income tax withholding requirements.

     Section 2. Definitions. As used herein, the following terms shall have the meanings indicated:

     (a) "Accelerated Option" shall mean any Option the exercisability of which has been accelerated pursuant to Section 7 of the Option Plan.

     (b) "Corporation Interest Rate" shall mean the rate of interest payable by the Corporation with respect to its revolving line of credit with its primary lender.

     (c) "Fair Market Value" shall mean:

          (i) with respect to any Traded Securities on any date of reference, the Closing Price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the closing price of the Traded Securities on any business day shall be: (A) if the Traded Securities are listed or admitted for trading on any United States national or international securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last reported sale price of the Traded Securities on such exchange or system, as reported in any newspaper of general circulation; (B) if the Traded Securities are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Traded Securities on such system; (C) if neither clause (A) nor (B) is applicable, the mean between the high bid and low asked quotations for the Traded Securities as reported by the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for the Traded Securities on at least five of the ten preceding days; or, (D) in lieu of the above, if actual transactions in the Traded Securities are reported on a consolidated transaction reporting system, the last sale price of the Traded Securities for such day and on such system;


                                        1

          (ii) with respect to any U.S. Government Obligations on any date of reference, the mean between the bid and asked quotations for such U.S. Government Obligations for the business day immediately preceding such date as set forth in any newspaper of general circulation; and

          (iii) with respect to any foreign or domestic real or personal property other than Traded Securities or U.S. Government Obligations, the fair market value of such property as determined by an appraiser of recognized standing duly qualified in the jurisdiction in which such appraiser practices.

     (d) "Fully Secured" shall mean that the Optionee shall have created in favor of the Corporation a perfected security interest in (i) the Shares acquired upon exercise of the Related Option as security for such portion of the Loan equal to the Margin Loan Amount and (ii) Other Collateral that has a Fair Market Value equal to the amount of the remaining portion of the Loan (including any portion attributable to Tax Payments).

     (e) "Loan" shall mean any loan extended to an Optionee pursuant to this Loan Program.

     (f) "Loan Date" shall mean, with respect to any Loan, the date on which such Loan is made by the Corporation.

     (g) "Margin Loan Amount" shall mean, with respect to any Loan, an amount equal to fifty percent (50%) of the Fair Market Value as of the Loan Date of the Shares acquired upon exercise of the Related Option.

     (h) "Other Collateral" shall mean any property of an Optionee other than Shares acquired upon exercise of a Related Option that is pledged to secure any portion of a Loan.

     (i) "Related Option" shall mean the Option with respect to which the proceeds of a particular Loan shall be used for payment of the exercise price thereunder.

     (j) "Required Loan Documents" shall mean (i) the Optionee Loan Application Form, in substantially the form of Exhibit A attached hereto, (ii) the Promissory Note, in substantially the form of Exhibit B attached hereto, (iii) in the case of a Loan pursuant to Section 3(a) hereof, the Pledge Agreement, in substantially the form of Exhibit C attached hereto, covering the Shares acquired upon the exercise of a Related Option and any Traded Securities or U.S. Government Obligations included as Other Collateral, (iv) in the case of a Loan pursuant to Section 3(a) hereof, Federal Reserve Form FR G-3, (v) in the case of a Loan pursuant to Section 3(a) that is secured by Other Collateral consisting of real or personal property located in a foreign jurisdiction, the Standard Form All- Monies Legal Charge, in substantially the form of Exhibit D attached hereto, and (vi) in the case of a Loan pursuant to Section 3(a) that is secured

                                        2

by Other Collateral consisting of real or personal property located within the United States, any other documentation required by the Committee, in its sole discretion, to create in favor of the Corporation a perfected security interest in such property.

     (k) "Tax Payments" shall mean payments to the Corporation in compliance with applicable federal or state income tax withholding requirements.

     (l) "Traded Securities" shall mean any securities that are listed or admitted for trading on any United States national or international securities exchange or included in the National Market System of NASDAQ or any similar system of automated dissemination of quotations of securities prices in common use.

     (m) "U.S. Government Obligations" shall mean securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) the obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America.

All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Option Plan.

     Section 3. Loans.

     (a) The Corporation, upon the receipt of each of the Required Loan Documents, properly completed and signed by an Optionee, shall extend to such Optionee a Loan in the amount indicated on such form (subject to the terms of this Section 3). The Required Loan Documents must be provided to the Corporation prior to or concurrently with such Optionee's written notice of exercise of the Related Option. Subject to Section 3(b) below, the Loan shall be made on the following terms and conditions:

          (i) the amount of the Loan may not exceed the aggregate exercise price for the Related Option plus the amount of any Tax Payments;

          (ii) the amount of the Loan must be Fully Secured;

          (iii) the principal balance of the Loan shall become due and payable on the fifth anniversary of the Loan Date;

          (iv) the principal balance of the Loan shall accrue interest at a rate equal to the Corporation Interest Rate in effect as of the Loan Date; and

          (v) accrued interest shall be payable on the last day of each of the Corporation's fiscal quarters during which the Loan remains outstanding.


                                        3

     (b) In the event that (i) any portion of the Related Option is an Accelerated Option and (ii) the Optionee was not a member of the Board at the time the Related Option was granted, then the Loan may be made, at the discretion of the Optionee, on the following terms and conditions:

          (i) the amount of the Loan may not exceed the aggregate exercise price for the Related Option plus the amount of any Tax Payments;

          (ii) the Loan may be unsecured;

          (iii) the principal balance of the Loan shall become due and payable on the first anniversary of the Loan Date;

          (iv) the principal balance of the Loan shall accrue interest at a rate equal to the Corporation Interest Rate in effect as of the Loan Date plus two percent (2%); and

          (v) accrued interest shall be payable on the last day of each of the Corporation's fiscal quarters during which the Loan remains outstanding.

     (c) The proceeds of the Loan may be used by the Optionee solely for (i) the payment, whether full or partial, of the aggregate exercise price of the Related Option and (ii) the payment of any funds by the Optionee to the Corporation in order to comply with applicable federal or state income tax withholding requirements.

     (d) The principal balance of the Loan may be repaid by the Optionee either in cash or by the surrender of Shares having a Fair Market Value as of the date of such repayment equal to such principal balance.

     (e) The Corporation shall not be obligated to make any Loan if the amount of such Loan is less than $25,000.

     (f) In no event shall the Corporation be required to make a Loan if, as reflected on the Corporation's latest regularly prepared books and records, the Corporation does not have available sufficient cash or the availability of additional borrowings under its revolving line of credit in a sufficient amount to make the Loan after taking into account all of the Corporation's commitments for cash expenditures and budgeted receipts for at least a one year period after the Loan Date.

     Section 4. Compliance with Applicable Laws. It is the intent of the Corporation that this Loan Program and the Loans made hereunder comply with all applicable laws, including without limitation Regulation G issued by the Board of Governors of the Federal Reserve System. Accordingly, the Corporation shall register on Federal Reserve Form FR G-1 within 30 days after the end of any calendar quarter during which (i) the aggregate amount of the Loans extended during such quarter equals $200,000 or more or (ii) the aggregate amount of the Loans outstanding at any time during that calendar quarter equals $500,000 or

                                        4

more. Furthermore, if the Corporation has registered on Form FR G-1, then the Corporation shall, within 30 days following June 30 of every year, file Federal Reserve Form FR G-4.

     Section 5. Administration of Loan Program; Amendments.

     (a) This Loan Program may be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the "Committee"); or, if the Board so determines, by the Board and in such case all references to the Committee shall be deemed to be references to the Board. The Committee may from time to time amend this Loan Program; provided, however, that no such amendment shall apply to any Loans outstanding prior to the adoption of such amendment.

     (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Loan Program. The determinations and the interpretation and construction of any provision of this Loan Program by the Committee shall be final and conclusive.

     (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the written approval of a majority of the members of the Committee.

     Section 6. Miscellaneous.

     (a) The provision of a Loan shall be in addition to any other compensation paid to the Optionee or other employee benefit plans of the Corporation or other benefits with respect to Optionee's position with the Corporation,a Subsidiary or an Affiliate. The provision of a Loan shall not confer upon the Optionee the right to continue as an employee, or interfere in any way with the rights of the employer to terminate the Optionee's status as an employee.

     (b) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Loan Program or any Loan, and members of the Board and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (c) The provision of a Loan to an Optionee in accordance with the provisions of this Loan Program shall, to the extent thereof, be in full satisfaction of all claims of such Optionee under this Loan Program. The Committee may require any Optionee, legal representative, heir, legatee, distributee or assignee as a condition precedent to the provision of such Loan, to execute a release and receipt for such Loan in such form as it shall determine.


                                        5

     (d) All expenses incident to the administration, termination, or protection of this Loan Program, including, but not limited to, legal and accounting fees, shall be paid by the Corporation; provided, however, the Corporation may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its rights under this Loan Program or any Required Loan Document.

     (e) Records of the Corporation shall be conclusive for all purposes under this Loan Program or any Loan, unless determined by the Committee to be incorrect.

     (f) The Corporation shall, upon request or as may be specifically required under this Loan Program or any Required Loan Document, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Loan Program or any Required Loan Document.

     (g) The Corporation assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Committee.

     (h) If any provision of this Loan Program or any Required Loan Document is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Loan Program or such Required Loan Document, but such provision shall be fully severable, and the Loan Program or Required Loan Document, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Loan Program or Required Loan Document, as applicable.

     (i) Whenever any notice is required or permitted under this Loan Program, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under any Required Loan Document shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 6(i) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 6(i). The Corporation or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Loan Program, the Corporation and the Optionee shall specify as its and his address for receiving notices the address set forth in this Loan Program or any Required Loan Document to which such notice relates.

     (j) Any person entitled to notice under this Loan Program or any Required Loan Document may waive such notice.

     (k) This Loan Program shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Corporation, its successors, and assigns, and upon the Board, the Committee and its successors.


                                        6

     (l) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Loan Program's provisions.

Effective Date:  September __, 1997




                                        7


                                    EXHIBIT A

                         OPTIONEE LOAN APPLICATION FORM


1.  Name of Optionee:                                                          .

2.  Number of Shares Subject to Option:                                        .

3.  Number of Shares being acquired
    pursuant to exercise of such Option:                                       .

4. Exercise price per Share for such Option: .

5. Amount of Loan requested: .

6.  Is the above-referenced Option an
    Accelerated Option?                             Yes               No

7. If the above-referenced Option is an Accelerated Option, then the Loan shall be made pursuant to which section
    of the Loan Program (designate one):             Section 3(a)
                                                     Section 3(b)

                                        OPTIONEE:



Date:______________
                                       Print Name:____________________________


                                        8

                                    EXHIBIT B

                                 PROMISSORY NOTE


$_________                                               _____________, 199__

     ____________________________________   ("Maker"),   for   value   received,
promises and agrees to pay, as herein provided, to the order of Hallwood Consolidated Resources Corporation, a Delaware corporation ("Payee"), at such address or to such bank account as Payee may direct, in lawful money of the United States of America, the principal sum of ____________________________________ Dollars ($_________). This note ("Note") is issued under the terms of that certain 1997 Stock Option Plan Loan Program for Hallwood Consolidated Resources Corporation as in effect on the date hereof (the "Loan Program").

     7. Payment of Principal and Interest. (a) The principal balance of this Note and all accrued and unpaid interest thereon shall be due and payable on ______________, _____ (the "Maturity Date"); provided, however, that if such day is not a day on which banks are open for business in the State of Colorado (a "Business Day"), then such payment shall be due on the Business Day next succeeding the Principal Payment Date. The principal balance of this Note may be repaid either in cash or by the surrender of certificates representing units of limited partnership interests in Payee having a fair market value equal to such principal balance (as determined in accordance with the Loan Program).

     (b) The principal balance outstanding from time to time under this Note (after giving effect to all adjustments thereto made pursuant to the terms of this Note) shall bear interest at a rate of __________ percent (____%) per annum. In no event shall the interest rate payable hereunder exceed the maximum rate of nonusurious interest allowed from time to time by applicable law (the "Highest Lawful Rate"). Maker shall pay to Payee, commencing on _________________ and on the last day of each succeeding three-month period until the Maturity Date, all accrued and unpaid interest on the outstanding principal balance as of such date, unless such day is not a Business Day in which case such payment shall be due on the Business Day next succeeding such day.

     8. Maximum Interest Rate. (a) It is the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, if the interest payable on this Note would be usurious under applicable law, in that event, notwithstanding anything to the contrary herein, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be canceled automatically and, if theretofore paid, shall be credited on this Note by the holder hereof (or, to the extent that this Note shall have been or would thereby be paid in full, refunded to Maker); and (ii) in the event that maturity of this Note is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall

                                        9

be credited on this Note (or, to the extent that this Note shall have been or would thereby be paid in full, refunded to Maker). All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of sums included in the amounts owing to such holder by Maker shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the rate or amount of interest on account of indebtedness does not exceed the applicable usury ceiling, if any. As used in this Note, the term "applicable law" shall mean the law of the State of Colorado.

     (b) If at maturity or final payment of this Note the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest which would have accrued if an interest rate per annum equal to the Interest Rate had at all times been in effect, then Maker agrees to pay to Payee, to the extent allowed by applicable law, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on this Note if the Highest Lawful Rate had at all times been in effect or (ii) the amount of interest which would have accrued if an interest rate per annum equal to the Interest Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Note.

     9. Waiver. Maker expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith.

     10. Amendments. Any term or provision of this Note and any obligation of Maker hereunder or with respect hereto, may be changed or modified, partially or completely, or noncompliance may be consented to or authorized, by written agreement between Maker and Payee.

     11. Events of Default. The occurrence and continuance of any of the following events shall be considered an "Event of Default" for purposes of this
Note: (a) if Maker uses the proceeds of this Note for any purpose other than in accordance with the terms of the Loan Program; (b) default is made (and not cured within 10 calendar days) in the payment of principal or interest hereon;
(c) any involuntary case or other proceeding shall be commenced against Maker that seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator or custodian unless dismissed or stayed within 90 days after the institution thereof (provided that upon ineffectiveness of any stays, an Event of Default shall exist); and (d) Maker shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to the Maker, or shall consent to any such relief or to the appointment of, or taking possession by, any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors or shall fail generally or shall

                                       10

admit in writing its inability to pay its debts generally as they become due or shall take any corporate action to authorize or effect any of the foregoing.

     12. Remedy. Upon the occurrence of any Event of Default, the entire principal amount of the Note then outstanding together with interest accrued thereon shall become immediately due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor or any other notice of default of any kind, all of which are hereby expressly waived by the Maker.

     13. Costs and Attorneys' Fees. If default is made in the payment of this Note at maturity (regardless of how its maturity may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, reorganization, arrangement, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, Maker agrees to pay to the owner and holder of this Note reasonable attorneys' fees and costs, including the fees and costs incurred in any appeals, and any collection fees incurred in collection of this Note.

     14. Security. The payment and performance of this Note is secured by the security interest described by that certain Pledge Agreement by and between Maker and Payee.

     15. Governing Law. This Note and the rights and obligations hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.




                                           [Name of Maker]




                                       11

                                    EXHIBIT C


                                PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (this "Agreement"), dated as of _______________, 19___, is entered into by and between ______________________________ ("Pledgor")
and Hallwood Consolidated Resources Corporation, a Delaware corporation (the "Corporation"), in order to secure the payment of the indebtedness hereinafter referred to of Pledgor to the Corporation.

                                 R E C I T A L S

     As a condition to the Corporation providing a loan to Pledgor in the amount of $_________, which loan is evidenced by a Promissory Note dated of even date herewith, Pledgor has agreed to pledge to the Corporation all of the securities that are described on Exhibit A hereto (the "Pledged Securities").

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 16. Definitions. Capitalized terms used herein shall have the meaning specified herein.

     Section 17. Pledge. Pledgor hereby pledges, assigns, transfers and delivers to the Corporation, and hereby grants a security interest (the "Security Interest") in, the following (the "Collateral"): the Pledged Securities, the certificates representing such Pledged Securities and all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities.

     Section 18. Secured Obligations. The Security Interest shall secure, under the circumstances set forth herein, the Secured Obligations. For purposes of this Agreement, the term "Secured Obligations" shall mean the following (i) the due and punctual payment and performance of the Promissory Note, dated as of _______________, made by Pledgor and payable to the order of the Corporation in the principal amount of $_______________ (the "Note") and (ii) the reimbursement of all costs incurred by the Corporation to obtain, preserve and enforce this Agreement, collect the Secured Obligations and maintain and preserve the Collateral, including without limitation the Corporation's reasonable attorneys' fees, disbursements and legal expenses.

     Section 19. Delivery of Collateral. Upon the execution hereof, Pledgor shall deliver to the Corporation the certificates representing or evidencing the Collateral, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Corporation. Upon the occurrence and during the continuance of an Event of Default, the Corporation shall have the

                                       12

right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Corporation any or all of the Collateral.

     Section 20.  Representations and Warranties.

     Pledgor represents and warrants as follows:

          (i) The Security Interest constitutes a valid and, upon delivery of the certificates evidencing the Pledged Securities, first perfected security interest in all of the Collateral for payment and performance of the Secured Obligations.

          (ii) The Collateral is owned by Pledgor free and clear of any lien, claim or encumbrance except for the Security Interest.

All representations and warranties of Pledgor contained herein shall survive the execution, delivery and performance of this Agreement until termination of this Agreement under Section 16.

     Section 21. Further Assurances. Pledgor agrees that at any time and from time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Corporation may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Corporation to exercise and enforce the rights and remedies hereunder with respect to any Collateral.

     Section 22. Releases of Collateral. Pledgor shall not sell or otherwise dispose of the Collateral, or any part thereof or any interest therein. If the Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions, the Security Interest of the Corporation shall continue in such Collateral or any part thereof notwithstanding such sale or other disposition, and Pledgor will deliver any proceeds thereof to the Corporation to be held as Collateral hereunder.

     Section 23. Corporation Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Corporation as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in its name or otherwise, from time to time in the Corporation's discretion, to take any action and to execute any instrument that the Corporation may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

     Section 24. Corporation May Perform. Upon the occurrence and during the continuance of an Event of Default (including an Event of Default resulting from a failure to perform any agreement contained herein), if Pledgor fails to perform any agreement contained herein, the Corporation may itself perform, or cause performance of, such agreement, and the expenses of the Corporation

                                       13

incurred in connection therewith shall be payable by Pledgor under Section 12.

     Section 25. Reasonable Care. The Corporation shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided, however, that the Corporation shall be deemed to have exercised reasonable care if the Collateral is accorded treatment substantially comparable to that which the Corporation accords its own property or treatment substantially in accordance with actions requested by Pledgor in writing (although the Corporation shall not be obligated to comply with any such requests and no failure to do so shall be deemed to be a failure to exercise reasonable care).

     Section 26. Events of Default: Remedies Upon Default. An "Event of Default" hereunder occurs if Pledgor fails to pay any amount when due under the Note and the Corporation accelerates the payment of the principal and interest thereunder such that such Secured Obligations shall become immediately due and payable (herein called an "Event of Default").

     If upon or after the occurrence of any Event of Default, the Corporation elects to exercise remedies under this Agreement (the occurrence of any such event shall be referred to as an "Acceleration"), then upon thirty (30) days' advance notice to the Pledgor:

     (a) The Corporation may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code in effect in the State of Colorado at that time, and the Corporation may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at the Corporation's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Corporation may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Upon consummation of any such sale, the Corporation shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     Pledgor agrees that the Corporation shall not be required to register or qualify any of the Collateral under applicable state or federal securities laws in connection with any such sale if the sale is effected in a manner that complies with all applicable federal and state securities laws or exemptions therefrom. The Corporation shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. In the event that any such Collateral is sold at private sale, Pledgor agrees that if such Collateral is sold for a price that the Corporation in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Pledgor shall not be entitled to a credit against the Secured Obligations in an

                                       14

amount in excess of the purchase price, and (c) the Corporation shall not incur any liability or responsibility to Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Pledgor hereby waives any claims against the Corporation arising by reason of the fact that the price at that the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Secured Obligations, even if the Corporation accepts the first offer received and does not offer the Collateral to more than one offeree (other than the Corporation or an affiliate of the Corporation), unless such sale was not commercially reasonable under the circumstances.

     To the extent notice of sale shall be required by law, the Corporation shall give Pledgor at least ten (10) days' (or such longer period as shall be specified by applicable laws) notice of the time and place of any public sale or the time after which any private sale is to be made, which Pledgor agrees shall constitute commercially reasonable notification. At any such sale, the Corporation, to the extent permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase for the account of the Corporation the whole or any part of the Collateral. The Corporation shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Corporation may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Corporation until the sale price is paid by the purchaser or purchasers thereof, but the Corporation shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Pledgor agrees that any sale of the Collateral conducted by the Corporation in accordance with the foregoing provisions of this Section 11(a) shall be deemed to be a commercially reasonable sale under the Uniform Commercial Code as in effect in the State of Colorado from time to time.

     As an alternative to exercising the power of sale herein conferred upon it, the Corporation may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

     (b) Any cash held by the Corporation as Collateral and all cash proceeds received by the Corporation in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (i) prior to the occurrence of an Acceleration shall be held by the Corporation as collateral for the Note, and (ii) following the occurrence of an Acceleration may be held by the Corporation as Collateral and/or then or at any time thereafter applied as follows: (x) first, to the payment to the Corporation of the costs and expenses of retaking, holding and preparing for sale of the Collateral and any other fees, expenses, claims, demands, losses, judgments, damages and liabilities arising out of or related to any loan document which are payable to the Corporation pursuant to Section 12, and (y) second, to the Corporation for application against or on account of all or any part of the Notes.


                                       15

     (c) Any surplus of such cash or cash proceeds held by the Corporation and remaining after payment in full of all the Notes shall be reassigned and redelivered as provided in Section 16 hereof.

     Section 27. Expenses. The Corporation shall be entitled to receive from any proceeds of the Collateral, the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any experts and agents which the Corporation may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Corporation hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

     Section 28. Security Interest Absolute. All rights of the Corporation hereunder, the interest, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of the Note or the Secured Obligations or any other agreement or instrument relating to the Note or the Secured Obligations;

          (ii) any change in the time, manner or place of payment of, or in any other term of, the Note or the Secured Obligations, or any renewal or extension of the Note or the Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument;

          (iii) any sale, exchange, release or nonperfection of any other collateral, or any release of any guarantor or any person liable in any manner for the collection of the Note or the Secured Obligations, or any amendment or waiver of or consent to or departure from any guaranty, for the Note or the Secured Obligations; or

          (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Note or the Secured Obligations or in respect of this Agreement.

     Section 29. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Corporation and Pledgor, and then such waiver or consent shall be effective only for the specific purpose for which given.

     Section 30. Time is of the Essence; No Waiver: Cumulative Remedies. Time and exactitude of each of the terms, obligations, covenants and conditions of this Agreement are hereby declared to be of the essence. No failure on the part of the Corporation to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Corporation preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                                       16


All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     Section 31. Termination. This Agreement shall terminate upon the payment in full of the Secured Obligations. Upon such termination, the Corporation shall reassign and redeliver (or cause to be reassigned and redelivered) to Pledgor, or to such person or persons as Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Corporation pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Corporation and at the expense of Pledgor.

     Section 32. Addresses for Notices. Any notice or communication to be given or made hereunder shall be in writing (including facsimile communication) and may be given or made personally or by first class letter, telecopy, courier telex or tested telex, telegram or cable (confirmed, in the case of a telecopy, telex, telegram or cable, by a letter delivered personally within, or dispatched by first class mall within, twenty-four hours of the dispatch of such telecopy, telex, telegram or cable) and shall be effective when actually received. For the purposes hereof, the address of the Pledgor shall be address maintained in the records of the Corporation (until notice of a change thereof is given as provided in this Section 17), and the address of the Corporation (until notice of a change thereof is given as provided in this Section 17) shall be as follows:

                Hallwood Consolidated Resources Corporation 4582
                South Ulster Street Parkway, Suite 1700
                Denver, Colorado  80237
                Attn:  Legal Department

     Section 33. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination as provided in Section 16, (ii) be binding upon Pledgor, the Corporation and their respective successors and assigns, and (iii) inure, together with the rights, powers and remedies of Pledgor and the Corporation hereunder, to the benefit of Pledgor, the Corporation and their respective successors, transferees and assigns, as the case may be.

     Section 34. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     Section 35. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective. If any provisions of this Agreement or any lien, security interest or other right of the Corporation hereunder shall be held to be invalid, illegal or unenforceable under applicable law, such invalidity, illegality or unenforceability shall not affect any other provision herein or any lien, security interest or other right granted hereby.


                                       17


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

                              CORPORATION:

                              Hallwood Consolidated Resources Corporation


                              By:
                              Name:
                              Title:


                              PLEDGOR:



                                                                              --
                              Print Name:



                                       18

                                    Exhibit A


                               Pledged Securities


                          Record Owner      Number of
Title of Securities       and Address       Shares or Units      Certificate No.




                                    EXHIBIT D


This form is applicable to FREEHOLDS and LEASEHOLDS whether the title is registered or unregistered and whether given by one or more than one Mortgagor.



This Legal Charge
made the ________ day of _____________________ 19___

Between (1) (Insert full name(s) and address(es) of the Mortgagor(s))





(hereinafter called "the  Mortgagor")and  (2)___________________________________
(hereinafter called "the Bank")

Witnesses and it is agreed and declared as follows:

1. The Mortgagor hereby covenants with the Bank that the Mortgagor will on demand in writing made to the Mortgagor pay or discharge to the Bank all moneys and liabilities which shall for the time being (and whether on or at any time after such demand) be due owing or incurred to the Bank by the Mortgagor whether actually or contingently and whether solely or jointly with any other person and whether as principal or surety including interest discount commission or other lawful charges and expenses which the Bank may in the course of its business charge in respect of any of the matters aforesaid or for keeping the Mortgagor's account and so that interest shall be computed and compounded according to the usual mode of the Bank as well after as before any demand made or judgment obtained hereunder and will on such demand also retire all bills or notes which may for the time being be under discount with the Bank and to which the Mortgagor is a party whether as drawer acceptor maker or indorser without any deduction whatsoever.

2. The Mortgagor as Beneficial Owner hereby charges by way of legal mortgage ALL THAT property referred to in the schedule hereto (hereinafter called "the Mortgaged Property") with the payment or discharge of all moneys and liabilities hereby covenanted to be paid or discharged by the Mortgagor.

3. A demand for payment or any other demand or notice under this security may be made or given by any manager or officer of the Bank or of any branch thereof by letter addressed to the Mortgagor and sent by post to or left at the last known place of business or abode of the Mortgagor or at the option of the Bank if the Mortgagor is a company its registered office and if sent by post shall be deemed to have been made or given at noon on the day following the day the letter was posted.

4. During the continuance of this security no statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the Mortgaged Property or any part thereof shall be capable of being exercised by the Mortgagor without the previous consent in writing of the Bank nor shall section 93 of the Law of Property Act 1925 dealing with the consolidation of mortgages apply to this security.

5. Section 103 of the said Act shall not apply to this security but the statutory power of sale shall as between the Bank and a purchaser from the Bank arise on and be exercisable at any time after the execution of this security provided that the Bank shall not exercise the said power of sale until payment of the moneys hereby secured has been demanded but this proviso shall not affect a purchaser or put him upon inquiry whether such demand has been made.

6.(a)At any time after the Bank shall have demanded payment of any moneys hereby secured or if requested by the Mortgagor the Bank may appoint by writing any person or persons (whether an officer of the Bank or not) to be receiver and manager or receivers and managers (hereinafter called the "Receiver" which expression shall where the context so admits include the plural and any substituted receiver and manager or receivers and managers) of all or any part of the Mortgaged Property.


(b) The Bank may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place. (c) The Receiver shall (so far as the law permits) be the agent of the Mortgagor (who shall alone be personally liable for his acts defaults and remuneration) and shall have and be entitled to exercise all powers conferred by the Law of Property Act 1925 in the same way as if the Receiver had been duly appointed thereunder and in particular by way of addition to but without hereby limiting any general powers hereinbefore referred to (and without prejudice to any of the Bank's powers) the Receiver shall have power in the name of the Mortgagor or otherwise to do the following things namely:-- (i) to take possession of collect and get in all or any part of the Mortgaged Property and for that purpose to take any proceedings as he shall think fit; (ii) to commence and/or complete any building operations on the Mortgaged Property or any part thereof and to apply for and obtain any planning permissions building regulation approvals and any other permissions consents or licenses in each case as he may in his absolute discretion think fit; (iii) to raise money from the Bank or others on the security of the Mortgaged Property or otherwise; (iv) to provide such facilities and services for tenants and generally to manage the Mortgaged Property in such manner as he shall think fit; (v) if the Mortgaged Property is leasehold to vary the terms of or surrender any lease and/or to take a new lease thereof or of any part thereof on such terms as he shall think fit and so that any such new lease shall ipso facto become charged to the Bank on the terms hereof so far as applicable and to execute a formal legal charge over any such new lease in favour of the Bank in such form as it may require; (vi) to sell let or lease or concur in selling letting or leasing and to vary the terms of terminate or accept surrenders of leases or tenancies of the Mortgaged Property or any part thereof in such manner and for such term with or without a premium with such rights relating to other parts thereof and containing such covenants on the part of the Mortgagor and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) as in his absolute discretion he shall think fit; (vii) to make any arrangement or compromise which the Bank or he shall think fit; (viii) to make and effect all repairs improvements and insurances; (ix) to appoint managers officers contractors and agents for the aforesaid purposes upon such terms as to remuneration or otherwise as he may determine; (x) to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he lawfully may or can do; PROVIDED NEVERTHELESS THAT the Receiver shall not be authorised to exercise any of the aforesaid powers if and insofar and so long as the Bank shall in writing exclude the same whether in or at the time of his appointment or subsequently. (d) The statutory powers of sale leasing and accepting surrenders exercisable by the Bank hereunder are hereby extended so as to authorise the Bank whether in its own name or in that of the Mortgagor to grant a lease or leases of the whole or any part or parts of the Mortgaged Property with such rights relating to other parts thereof and containing such covenants on the part of the Mortgagor and generally on such terms and conditions (including the payment of money to a lessee or tenant on a surrender) and whether or not at a premium as the Bank in its absolute discretion shall think fit.



(e) In no circumstances shall the Bank be liable to account to the Mortgagor as a mortgagee in possession or otherwise for any moneys not actually received by the Bank. (f) The Mortgagor hereby irrevocably appoints the Bank and the Receiver jointly and also severally the Attorney and Attorneys of the Mortgagor for the Mortgagor and in his name and on his behalf and as his act and deed or otherwise to sign seal deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes aforesaid. (g) All powers of the Receiver hereunder may be exercised by the Bank whether as attorney of the Mortgagor or otherwise.

7. The Mortgagor hereby covenants with the Bank that the Mortgagor during the continuance of this security will keep all buildings now or for the time being subject to this security insured against loss or damage by fire and such other risks as the Bank may from time to time require to the full replacement value thereof with an insurance office or underwriters approved by the Bank in writing from time to time and if so required by the Bank in the joint names of the Mortgagor and the Bank and will duly pay all premiums and other moneys necessary for effecting and keeping up such insurance within one week of the same becoming due and will on demand produce to the Bank the policies of such insurance and the receipts for such payments And will keep all buildings now or for the time being subject to this security in good repair And will duly and with reasonable expedition complete any building operations commenced at any time by the Mortgagor on the Mortgaged Property And at any time after payment of the moneys hereby secured has been demanded or if default shall be made by the mortgagor in performing any of the above obligations the Bank may as the case may be insure and keep insured the said buildings in any sum which the Bank may think expedient or may repair and keep in repair the said buildings or may complete any such building operations (with power to enter upon the Mortgaged Property for any of those purposes without thereby becoming a mortgagee in possession) And all moneys expended by the Bank under this provision shall be deemed to be properly paid by the Bank.

8. All moneys received on any insurance whatsoever in respect of loss or damage by fire or otherwise to the said buildings or any part of thereof (whether effected or maintained by the Mortgagor in pursuance of his obligation under the covenant in that behalf contained in clause 7 hereof or independently of or otherwise than in pursuance of such obligation) shall as the Bank requires either be applied in making good the loss or damage in respect of which the moneys are received or be paid to the Bank in or towards payment of the moneys for the time being hereby secured.

9. All costs charges and expenses incurred hereunder by the Bank and all other moneys paid by the Bank or the Receiver in perfecting or otherwise in connection with this security or in respect of the Mortgaged Property including (without prejudice to the generality of the foregoing) all moneys expended by the Bank under clause 7 hereof and all costs of the Bank or the Receiver of all proceedings for enforcement of the security hereby constituted or for obtaining payment of the moneys hereby secured or arising out of or in connection with the acts authorised by clause 6 hereof (and so that any taxation of the Banks costs charges and expenses shall be on the basis of solicitor and own client) shall be recoverable from the Mortgagor as a debt and may be debited to any account of the Mortgagor and shall bear interest accordingly and shall be charged on the Mortgaged Property and the charge hereby conferred shall be in addition and without prejudice to any and every other remedy lien or security which the Bank may have or but for the said charge would have for the moneys hereby secured or any part thereof.

10. The Bank shall be at liberty from time to time to give time for payment of any bills of exchange promissory notes or other securities which may have been discounted for or received on account from the Mortgagor by the Bank or on which the Mortgagor shall or may be liable as drawer acceptor maker indorser or otherwise to any parties liable thereon or thereto as the Bank in its absolute discretion shall think fit without releasing the Mortgagor or affecting the Mortgagor's liability under these presents or the security thereby created.

11. This security shall be a continuing security to the Bank notwithstanding any settlement of account or other matter or thing whatsoever and shall not prejudice or affect any security which may have been created by any deposit of title deeds or other documents which may have been made with the Bank prior to the execution hereof relating to the Mortgaged Property or to any other property or any other security which the Bank may now or at any time hereafter hold in respect of the moneys hereby secured or any of them or any part thereof respectively.

12. The Bank shall on receiving notice that the Mortgagor has incumbered or disposed of the Mortgaged Property or any part thereof be entitled to close the Mortgagor's then current account or accounts and to open a new account or accounts with the Mortgagor and (without prejudice to any right of the Bank to combine accounts) no money paid in or carried to the Mortgagor's credit in any such new account shall be appropriated towards or have the effect of discharging any part of the amount due to the Bank on any such closed account. If the Bank does not open a new account or accounts immediately on receipt of such notice it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by the Mortgagor to the Bank shall be credited or be treated as having been credited to such new account or accounts and shall not operate to reduce the amount due from the Mortgagor to the Bank at the time when it received such notice.

13. At any time after payment of the moneys hereby secured has been demanded and any part thereof remains unpaid the Bank may as agent of the Mortgagor remove and sell any chattels on the Mortgaged Property and the new proceeds of sale thereof shall be paid to the Mortgagor on demand and the Bank shall not have the right to retain or set off such proceeds of sale against any indebtedness of the Mortgagor.

14. The Mortgagor hereby covenants with the Bank to pay any sums which may become payable by the Mortgagor under the Agricultural Holdings Act 1986 for compensation costs or otherwise to a tenant of the Mortgaged Property or any part thereof failing which the Bank may pay the said sum or discharge and charge created in pursuance of the said Act for securing the same and any moneys paid by the Bank under this clause shall be deemed to be expenses properly incurred by the Bank hereunder.

15. The Mortgagor hereby covenants with the Bank that:

(a) if and so long as the title to the Mortgaged Property or any part thereof is not registered under the Land Registration Acts 1925 to 1971 no person shall during the continuance of this security be registered under the said Acts as proprietor of the Mortgaged Property or any part thereof without the consent in writing of the Bank. (b) upon any such registration the Mortgagor will forthwith deliver to the Bank all Land Certificates relating to the Mortgaged Property unless such certificates are deposited with the Land Registry.

16. Any party hereto which is a company certifies that this charge does not contravene any of the provisions of its Memorandum and Articles of Association.

17. In these presents where the context so admits the expression "the Mortgagor" shall include persons deriving title under the Mortgagor or entitled to redeem this security and the expression "the Bank" shall include persons deriving title under the Bank and any reference herein to any statute or section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

18. If there are two or more parties hereto of the first part the expression "the Mortgagor" shall throughout mean and include such two or more parties and each of them or (as the case may require) such two or more parties or any of them and shall so far as the context admits be construed as well in the plural as in the singular and all covenants charges agreements and undertakings herein expressed or implied on the part of the Mortgagor shall be deemed to be joint and several covenants charges agreements and undertakings by such parties And in particular this security and the covenant in clause 1 hereof and the remaining covenants charges agreements and undertakings herein contained shall extend and apply to any moneys owing or liabilities incurred by any of such parties to the Bank whether solely or jointly with each other or with any other person and references to the Mortgagor in relation to the retirement of bills and in clauses 3, 9, 10 and 12 shall mean and include any one or more of such parties as well as such parties jointly.

In Witness whereof the Mortgagor has executed these presents as a deed the day and year first above written.



                                          The Schedule above referred to

The property known as or being comprised in the document(s) particulars of which are set out below:--

                   Description (Conveyance, Lease, Assignment,
                         Mortgage, Assent, Etc.) Parties
Date:_________________


===============================================================================


Last Certificate(s) Title No.(s)                       County/London Borough

===============================================================================
Signed sealed and delivered by the above named

-------------------------------------------------------------------------------
in the presence of
SIGNATURE OF WITNESS-----------------------------------------------------------

NAME OF WITNESS----------------------------------------------------------  SEAL

ADDRESS-------------------------------------------------------------------------

--------------------------------------------------------------------------------

OCCUPATION----------------------------------------------------------------------

Signed sealed and delivered by the above named

--------------------------------------------------------------------------------
in the presence of
SIGNATURE OF WITNESS------------------------------------------------------------

NAME OF WITNESS----------------------------------------------------------  SEAL

ADDRESS-------------------------------------------------------------------------

--------------------------------------------------------------------------------

OCCUPATION----------------------------------------------------------------------

EXECUTED AND DELIVERED AS A DEED BY

-----------------------------------------------------------------------DIRECTOR

----------------------------------------------------------------------SECRETARY
Company's registered number---------------------------------------------------

The address of the Bank for service (if title is registered) is: